UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2010

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APPLE REIT NINE, INC.
(Exact name of registrant as specified in its charter)

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Virginia	000-53603	26-1379210
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          Apple REIT Nine, Inc. (which is referred to below as the “Company” or as “we,” “us” or “our”) is filing this report in accordance with Item 2.01 and Item 9.01 of Form 8-K.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Portfolio of Hotels

          On August 31, 2010, through one of our indirect wholly-owned subsidiaries, we closed on the purchase of three hotels. The sellers have no material relationship with us or our subsidiaries, other than through the purchase contracts and other related contracts.

          The table below describes the hotels:

		Number of Rooms
Hotel Location	Franchise		Purchase Price
Rogers, Arkansas	Hampton Inn	122	$9,600,000
St. Louis, Missouri	Hampton Inn	190	23,000,000
Kansas City, Missouri	Hampton Inn	122	10,130,000
TOTAL		434	$42,730,000

          Our purchasing subsidiary assumed existing loans secured by the hotels. The table below describes these loans:

		Outstanding Principal Balance (a)

Hotel Location	Franchise		Interest Rate	Maturity Date
Rogers, Arkansas	Hampton Inn	$8,336,824	5.20%	9/1/2015
St. Louis, Missouri	Hampton Inn	13,914,689	5.30%	9/1/2015
Kansas City, Missouri	Hampton Inn	6,517,413	5.45%	10/1/2015
TOTAL		$28,768,926

          Notes:

          (a) All loans provide for monthly payments of principal and interest on an amortized basis.

          The purchase price for these hotels less the assumed debt was funded by our ongoing offering of Units (with each Unit consisting of one common share and one Series A preferred share).

          As a result of the closings described above, all of the closings have occurred under a series of purchase contracts executed on March 16, 2010 for the potential purchase of seven hotels. Additional information regarding the purchase contracts is set forth in our Form 8-K dated March 16, 2010 and filed with the Securities and Exchange Commission on March 19, 2010, which is incorporated herein by reference.

          All brand and trade names, logos or trademarks contained, or referred to, in this Form 8-K are the properties of their respective owners.

Item 9.01.	Financial Statements and Exhibits.

a. Financial statements of businesses acquired.

          The hotels described in Item 2.01 of this report are part of a group of hotels subject to a series of purchase contracts. The selling entities within this group are related to each other through common ownership. We have previously purchased the other hotels within this group of hotels.

          We have previously included financial statements regarding the entire group of hotels in a Form 8-K/A (amendment no. 1 to current report) filed with the Securities and Exchange Commission on June 29, 2010, which is incorporated herein by reference.

b. Pro forma financial information.

          See (a) immediately above. We have previously included pro forma financial information regarding the entire group of hotels in a Form 8-K/A (amendment no. 1 to current report) filed with the Securities and Exchange Commission on June 29, 2010, which is incorporated herein by reference.

c. Shell company transaction.

          Not Applicable

d. Exhibits.

          None

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Nine, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

September 3, 2010